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                                                                EXHIBIT 10.16(k)





                               PURCHASE AGREEMENT





                       Warrants to Purchase Common Stock

                                       of

                          CINEMARK MEXICO (USA), INC.





                                August 30, 1995
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                          Cinemark Mexico (USA), Inc.
                       7502 Greenville Avenue, Suite 800
                              Dallas, Texas 75231


                                August 30, 1995


To Each of the Purchasers
Who Are Signatories Hereto

Ladies and Gentlemen:

Cinemark Mexico (USA), Inc., a Texas corporation (the "Company"), hereby agrees with each of you as follows:


SECTION 1.     DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     "accredited investor" shall have the meaning specified in Section 2.3.4 hereof.

     "accumulated funding deficiency" shall have the meaning specified in
Section 4.6 hereof.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Person authorized to act and who acts on behalf of the Purchaser with respect to the transactions contemplated by this Agreement and the other Documents.

     "Agreement" means this Purchase Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

     "Applicable Law" means any Federal, state, local or foreign statute, law, ordinance, governmental rule or regulation or any judgment, decree, rule or order of any court or governmental agency or authority applicable to the Company or any of its Subsidiaries or any of their respective properties, assets or operations.

     "Business Day" means a day that is not a Saturday, a Sunday or a day on which banking institutions in the State of New York and the State of Texas are not required to be open.
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     "Capital Stock" means any capital stock of any Person and shares, interests, participations or other ownership interests (however designated), of any Person and any rights (other than debt securities convertible into capital stock), warrants or options to purchase any thereof.

     "Charter Documents" means the Articles or Certificate of Incorporation and By-Laws or similar organizational documents, as amended to the Closing Date, of the applicable Person.

     "Cinemark de Mexico" means Cinemark de Mexico, S.A. de C.V., a Mexican corporation.

     "Closing" shall have the meaning specified in Section 2.2.2 hereof.

     "Closing Date" shall have the meaning specified in Section 2.2.2 hereof.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Shares" shall have the meaning specified in Section 2.1 hereof.

     "Common Stock" shall mean the Common Stock, $0.001 par value per share, of the Company.

     "Company" shall mean Cinemark Mexico (USA), Inc., a Texas corporation, and any successor thereto.

     "Default" means any event, act or condition that is, or after notice or passage of time or both would, constitute an Event of Default.

     "disqualified person" shall have the meaning specified in Section 2.3.3 hereof.

     "Documents" means all documents delivered in connection with the transactions contemplated hereby, including without limitation, this Agreement, the Warrant Registration Rights Agreement, the Second Supplemental Indenture and the Warrant Certificates collectively, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

     "employee benefit plan" shall have the meaning specified in Section 2.3.3 hereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean any "employee benefit plan" maintained or contributed to by the Company or any of its "affiliates" (as defined in section 4.07(d)(7) of ERISA).

     "Event of Default" shall mean any event defined as an Event of Default in the Indenture.





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     "First Amendment to Warrant Registration Rights Agreement" means the First
Amendment to Warrant Registration Agreement dated as of August 30, 1995 by and between the Company, Cinemark II, Inc., New Wave Investments A.V.V. and the Purchasers who are signatories hereto.

     "Indemnified Parties" shall have the meaning specified in Section 2.6.1 hereof.

     "Indenture" means the Indenture, dated as of July 30, 1993, by and among the Company, Cinemark de Mexico, S.A. de C.V. and United States Trust Company of New York, as Trustee, as the same may be amended from time to time, in accordance with the terms thereof.

     "Intellectual Property" shall have the meaning specified in Section 4.11 hereof.

     "June 30, 1995 Quarterly Report" shall have the meaning specified in
Section 4.6.1 hereof.

     "Lien" shall have the meaning specified in the Indenture.

     "Losses" shall have the meaning specified in Section 2.6.1 hereof.

     "Notes" shall mean those certain 12% Series A, 12% Series B and 12% Series C Senior Subordinated Notes due 2003.

     "party in interest" shall have the meaning specified in Section 2.3.3 hereof.

     "Pension Plan" shall have the meaning specified in Section 4.9 hereof.

     "Permitted Investments" shall have the meaning specified in the Indenture.

     "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     "Proceeding" shall mean an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or to the knowledge of the Company threatened.

     "Purchasers" shall mean those Persons who have executed a counterpart of this Agreement on any one of the signature pages hereto who are to be purchasers of the Securities.

     "qualified trust" shall have the meaning specified in Section 2.3.3 hereof.

     "Rule 144" means Rule 144 as promulgated by the Commission pursuant to the Securities Act, and any successor rule or regulation thereto.

     "Rule 144A" means Rule 144A as promulgated by the Commission pursuant to the Securities Act, and any successor rule or regulation thereto.





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     "Second Supplemental Indenture" means the Second Supplemental Indenture dated as of August 30, 1995 by and among the Company, Cinemark de Mexico and United States Trust Company of New York, as Trustee.

     "Securities" means the Warrants.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

     "Subsidiary" means with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Trustee" means United States Trust Company of New York, as trustee under the terms of the Indenture.

     "Warrant" shall have the meaning specified in Section 2.1 hereof.

     "Warrant Certificate" shall have the meaning specified in Section 2.2 hereof.

     "Warrant Registration Rights Agreement" shall mean the Warrant Registration Rights Agreement dated July 30, 1993, by and among the Company, New Wave Investments A.V.V., Cinemark II, Inc. and each of the purchasers which were signatories thereto, as amended, modified or supplemented to the date hereof relating to the registration of the Warrants and the Common Shares pursuant to the Securities Act.


SECTION 2.     PURCHASE AND SALE OF SECURITIES

2.1  Issuance of Securities.

     The Company has taken all necessary corporate action to authorize the issuance and sale to the Purchasers of warrants (the "Warrants") to purchase 152,411 shares (the "Common Shares") of its Common Stock, and the issuance of the Common Shares issuable upon exercise of the Warrants. The Company has offered to the Purchasers the right to purchase the Warrants for an amount negotiated by the Company and the Purchasers, which amount the board of directors of the Company has determined to be the fair market value of the Warrants.

2.2  Sale and Purchase of the Securities; the Closing

     2.2.1.    Sale and Purchase of Warrants

     Subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser that number of Warrants set forth opposite the name of such Purchaser on the execution page hereof. The Warrants shall be sold at a price of $8.6879 per Warrant, for an aggregate purchase price of $1,324,131.53 for all the Warrants. The





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Company agrees (i) to cause to be authorized and to reserve and keep available at all times during which any Warrants remain outstanding, free from preemptive rights, out of its treasury stock or authorized but unissued shares of Common Stock, par value $0.001 per share solely for the purpose of effecting the exercise of the Warrants pursuant to the terms of the certificate evidencing each Warrant (the "Warrant Certificate"), sufficient shares of its Common Stock to provide for the exercise of 1.1 times the number of outstanding Warrants,
(ii) to issue and cause the Company to deliver such shares of Common Stock as required upon each exercise of the Warrants, in accordance with the terms of each Warrant Certificate, and (iii) to take all actions necessary to ensure that all such shares of Common Stock will, when issued, be duly and validly issued, fully paid and nonassessable. The Company further agrees that if any such shares of its Common Stock to be reserved for the purpose of exercise of the Warrants require registration with or approval of any governmental authority under any Federal, state or local law before such shares of Common Stock may legally be issued or delivered upon exercise of the Warrants, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as any Warrants remain outstanding.

    In reliance upon the representations and warranties of the Company contained herein and in the other Documents, and subject to the terms and conditions set forth herein and therein, each Purchaser hereby agrees, severally and not jointly, to purchase the Warrants at the purchase price set
forth in this Section.   Each Purchaser shall, severally and not jointly, be
liable for only the purchase of that portion of such Warrants indicated on the execution page hereof that relates to such Purchaser.

     2.2.2.    Closing

     The sale and purchase of the Securities shall take place at a closing (the "Closing") at the offices of the Company at 7502 Greenville Avenue, Suite 800, Dallas, Texas 75231, commencing at 10:00 A.M. Dallas, Texas, time, on August 30, 1995, or such other place, Business Day and time as may be agreed upon by the Purchasers and the Company (such time and date being referred to as the "Closing Date"). At the Closing, the Company will deliver to each of you one or more Warrant Certificates in the aggregate principal or other amount or amounts to be purchased by each of you, registered in each of your names or in the name(s) of such nominee(s) or designee(s) as each of you may request, against payment of the purchase price therefor by delivery of a check payable in immediately available funds made payable to the Company or to its order, or by Federal funds bank wire transfer to such bank account as the Company shall designate at least two Business Days prior to the Closing Date.

2.3  Purchaser's Representations

     2.3.1.    Authorization and Authority.

          You represent to the Company that you are authorized to enter into this Agreement, to perform your obligations hereunder and to consummate the transactions contemplated hereby. You further represent that, when executed, this Agreement will be a legal, valid and binding obligation of you, enforceable against you in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors, rights and remedies





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generally and subject, as to enforceability, to general principles of equity
(regardless of whether such enforcement is sought in a proceeding in equity or at law).

     2.3.2.    Investment Intent; Transfer of Securities.

     You further represent to the Company that you are purchasing the Securities being purchased by you hereunder for your own account, and with no intention of distributing or reselling said Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of said Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws and subject, nevertheless, to the disposition of your property being at all times within your control.

     If you desire to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities (other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or Rule
144A) you shall deliver to the Company a written opinion of counsel (who may be in-house or special counsel), reasonably satisfactory in form and substance to the Company, that there is available therefor an exemption from the registration requirements of the Securities Act. Upon original issuance thereof, and until such time as no longer required by law, each Warrant Certificate evidencing the Securities (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

     At such time that any such legend is no longer required by law to be borne by such certificate, the Company shall, at the request of the holder thereof, cause such legend to be removed or replace such certificate with an unlegended security.

     2.3.3.    ERISA.

     You further represent that either (i) no part of the funds used to purchase the Securities to be purchased by you constitutes assets allocated to any qualified trust that contains the assets of any employee benefit plan with respect to which the Company or any ERISA Affiliates is a party in interest or disqualified person or (ii) the use of such assets would not constitute a non-exempt prohibited transaction. The representations made by you in the preceding clauses are made solely in reliance upon your review of the list (a copy of which is set forth as Schedule 2.3.3 hereto), previously furnished to you by the Company, which sets forth the employee benefit plans with respect to which the Company or any ERISA Affiliates is a party in interest or a
disqualified person.   The terms "employee benefit plan" and "party in
interest" shall have the meanings





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assigned to such terms in Section 3 of ERISA, the term "disqualified person"
shall have the meaning assigned to such term in section 4975 of the Code, and the term "qualified trust" shall mean any trust qualified under section 401(a) of the Code in which is held the assets of any employee benefit plan.

     2.3.4.    Accredited Investor; Individual Purchasers

     You further represent that (i) you have received a copy of the Company's most recent quarterly report, (ii) no oral or written representations have been made to you concerning the Securities, the Company, its business or prospects, tax consequences or other matters, and (iii) you have had an opportunity to investigate the business and financial condition of the Company, and to obtain such information as you require from the Company's officers and directors, as applicable. In addition, each Purchaser represents that it is and any of its managed accounts, if applicable, are "accredited investors" within the meaning of Rule 501 under the Securities Act.

     2.3.5.    Securities Not Registered.

     You further represent that you understand that (i) the Securities have not been registered under the Securities Act and are being offered and sold under an exemption from registration thereunder, (ii) you must bear the economic risk of your investment in the Securities for an indefinite period of time because it is not anticipated that there will be any market for the Securities and because the Securities cannot be resold unless subsequently registered under the Securities Act or unless an exemption from such registration is available, and (iii) no federal or state agency has passed on or made any recommendations or endorsements of the Securities.

     2.3.6.    Terms of Warrants.

Each Purchaser agrees to be bound by the terms and provisions of the Warrant Certificate substantially in the form attached hereto as Exhibit A.

2.4  No Closing

     Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (i)       By the mutual consent of all of the parties;

     (ii) By the Purchasers at any time in the event of a breach or default by the Company in the observance or in the timely performance of any of its obligations hereunder which is not waived by Purchasers and which remains uncured for fifteen (15) days after receipt of notice in writing of such breach or default;

     (iii) By the Company at any time in the event of a breach or default by the Purchasers in the observance or in the timely performance of any of their obligations hereunder which is not waived by the Company and remains uncured for fifteen (15) days after receipt of notice in writing of such breach or default;





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     (iv)      If the Closing shall not have occurred on or before August 31,
     1995, at anytime thereafter by the Purchasers if the Purchasers are not on said date in default in the observance or in the due and timely performance of any of their obligations hereunder; or

     (v) If the Closing shall not have occurred on August 31, 1995, at anytime thereafter by the Company if the Company is not on said date in default in the observance or in the due and timely performance of any of its obligations thereunder.

No termination under this section shall be effective unless and until the terminating party gives written notice of such termination to the other party.

2.5  Expenses

     Whether or not the Securities are sold, the Company shall pay all reasonable expenses relating to this Agreement and the other Documents, including, but not limited to:

     (a) the cost of printing, reproducing and filing this Agreement, the other Documents and any other documents contemplated hereby or thereby;

     (b) the reasonable fees and charges and disbursements of Ropes & Gray, your special counsel, or such other counsel as you may employ on your behalf with the consent of the Company;

     (c) the cost of delivering to your home office or the office of your designee the Securities purchased by you at the Closing upon the issuance thereof;

     (d) all reasonable out-of-pocket expenses relating to any amendment to, or modification of, or any waiver, or consent or preservation of rights under, this Agreement or any of the Documents;

     (e) all reasonable fees and out-of-pocket expenses (including reasonable fees and out-of-pocket expenses of one special counsel to be selected by the Purchasers) in connection with any registration or qualification of the Securities for offer and sale hereunder under the securities or "blue sky" laws of any jurisdiction requiring such registration or qualification or in connection with obtaining any exemptions from such requirements.

2.6  Indemnification

     2.6.1.    Scope of Indemnification.

     In addition to all other sums due hereunder or provided for in this Agreement or any of the other Documents and any and all obligations of the Company to indemnify you hereunder or under any of the other Documents, the Company shall, without limitation as to time, indemnify and hold harmless you, your Affiliates, and the employees, officers, directors, and Agents of you and your Affiliates, including attorneys and consultants (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), to the fullest extent lawful, from and against any and all losses,





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claims, damages, liabilities, costs  (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses, including expense of investigation (collectively, "Losses"), incurred by any Indemnified Party, as a consequence of any claim by or obligation to a third party which arises out of or in connection with this Agreement or the other Documents or the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated and whether or not any Indemnified Party is a formal party to any Proceeding; provided, however, that the Company shall not be liable to any Indemnified Party for any Losses
(i) resulting from a violation by such Indemnified Party of a legal restriction on its investment powers, (ii) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such Losses arose from the negligence or willful misconduct of such Indemnified Party, (iii) arising out of or based upon any untrue statement of a material fact furnished to the Company in writing by any Indemnified Party, or upon any omission of a material fact in such writing required to make the statements therein not misleading, and such writing is stated to be specifically for use in any registration statement, prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (iv) resulting from any diminution in the value of the Warrants, in each case on account of economic conditions generally or an adverse, change in the financial condition of the Company. Subject to the provisions of the last sentence of Section 2.6.2, the Company agrees promptly to reimburse any Indemnified Party for all such Losses as they are incurred and disclosed to the Company in writing by such Indemnified Party.
The obligations of the Company to each Indemnified Party hereunder shall be separate obligations, and the liability of the Company to any Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

     2.6.2.    Indemnification Procedures.

     If any proceeding shall be brought or asserted against any Indemnified Party in respect of which indemnity may be sought from the Company hereunder, such Indemnified Party promptly shall notify the Company in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Company of its obligations pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such failure shall have materially prejudiced the Company.

     Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Company has agreed to pay such fees and expenses; or (2) the Company shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such action, claim or proceeding; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Company, and such Indemnified Party shall have been advised by counsel that a conflict of interest may exist if such counsel represents such Indemnified Party and the





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Indemnifying Party (and in the case of any of (1), (2) or (3), if such
Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the Company), it being understood, however, that, the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties. The Company shall have the right to employ separate counsel in, and to participate in the defense of, any action or proceeding with respect to which it has no right to assume the defense, but the fees and expenses of such counsel shall be at the expense of the Company. No Indemnified Party will be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action, claim or proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto). All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such action or proceeding in a manner not inconsistent with this Section 2.6) shall be paid to the Indemnified Party, as incurred, upon written notice thereof to the Company; provided, that the Company may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such Indemnified Party is not entitled to indemnification hereunder.

2.7  Contribution

     2.7.1.    Indemnification Provisions Unenforceable.

     If a claim by an Indemnified Party for indemnification under Section 2.6 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by the Company on the one hand or such Indemnified Party on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding.





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

     2.7.2.    No Pro Rata Allocation.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation that does not account for the equitable considerations referred to in Section 2.7.1 hereof. Notwithstanding the provisions of this Section 2.7, no Indemnified Party shall be required to contribute any amount in excess of the amount by which the price at which the Securities sold by such Indemnified Party and distributed to the public exceeds the amount of any damages that such Indemnified Party has otherwise been required to pay by reason of such statement or omission. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

     2.7.3.    Survival of Obligations.

     The obligations of the Company under Section 2.6 and this Section 2.7 shall survive the redemption of the Securities, any transfer of the Securities by you, or exercise of the Warrants, and any termination of this Agreement or the other Documents.

2.8  Further Actions.

     During the period from the date hereof to the Closing Date, the Company shall take all actions reasonably necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true and correct in all material respects as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.


SECTION 3.     CLOSING CONDITIONS

3.1  Conditions to Your Obligations.

     Your obligation to purchase and pay for the Securities to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date.

     3.1.1 (a) a favorable opinion, dated the Closing Date and addressed to you, from counsel for the Company, in form and substance reasonably satisfactory to you and substantially in the form set forth in Exhibit B hereto; and

     (b) a favorable opinion, dated the Closing Date and addressed to you, from Creel, Garcia-Cuellar y Muggenburg, Mexican counsel for Cinemark de Mexico, in form and substance reasonably satisfactory to you and substantially in the form set forth in Exhibit C hereto.

     3.1.2.    Officers' Certificates.

     (a) You shall have received a certificate or certificates, dated the Closing Date and signed by the President or a Vice President of the Company certifying (i) that the conditions set forth in Sections 3.1.4 through 3.1.6, and Sections 3.1.8, 3.1.10 and 3.1.11 hereof have been satisfied on and as of such date and (ii) as to such other matters as you may reasonably request.

     (b) You shall have received a certificate, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying such matters as such Purchaser may reasonably request.

     3.1.3.    Issue of Securities.

     Simultaneously with the sale to you of the Securities to be purchased by you at the Closing, the Company shall have issued Warrant Certificates and received payment for the Securities.

     3.1.4.    Representations and Warranties True; No Event of Default.

     The representations and warranties of the Company contained herein and in each of the other Documents shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Documents, as if made on and as of such date. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Documents) no Default or Event of Default.

     3.1.5.    Compliance with Agreements.

     The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein and in the other Documents that are required to be performed or complied with by the Company on or before the Closing Date.

     3.1.6.    Your Purchase Permitted by Applicable Laws; Legal Investment.

     Your purchase of and payment for the Securities to be purchased by you (a) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion and (b) shall be permitted by the laws and regulations of the jurisdictions to which you are subject.

     3.1.7. The First Amendment to Warrant Registration Rights Agreement, the Warrant Certificates and the Second Supplemental Indenture.

     (a) The Company shall have executed the Warrant Certificates, and you shall have received an original, duly executed by the Company, of the Warrant Certificates.

     (b) The Company shall have duly executed and delivered to you the First Amendment to Warrant Registration Rights Agreement incorporating the Warrants.

     (c) The Company, Cinemark de Mexico and United States Trust Company of New York, as Trustee, shall have duly entered into the Second Supplemental Indenture and you shall have received counterparts, conformed and executed, of the Second Supplemental Indenture.

     3.1.8.    Consents and Permits.

     The Company shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (Federal, state, local and foreign), contemplated by this Agreement and the other Documents, including the issuance and sale of the Securities to the Purchasers, and pursuant to all other agreements, orders and decrees to which any of them is a party or to which any of them is subject, in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Documents.

     3.1.9.    Proceedings Satisfactory.

     All corporate proceedings taken in connection with the sale of the Securities and all documents relating thereto, shall be reasonably satisfactory in form and substance to you. You shall have received copies of such documents as you or they may reasonably request in connection with the Closing, all in form and substance reasonably satisfactory to you. Each Document shall be reasonably satisfactory in form and substance to you.

     3.1.10    No Material Adverse Change

     There shall have not occurred any material adverse change in the operations, business, properties, prospects, condition (financial or otherwise) or results of operations of the Company, and its subsidiaries, taken as a whole, subsequent to June 30, 1995, other than the failure to make an interest payment due on August 1, 1995 as required by the Indenture.

     3.1.11.   No Material Judgment or Order.

     There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of you or your special counsel, would prohibit the sale or issuance of the Securities hereunder or subject the Company to any material penalty if the Securities were to be issued and sold hereunder.

     3.1.12.   Payment of Interest on the Notes.

     On the Closing Date, the Company shall have deposited with the Trustee pursuant to Section 3.7(1) of the Indenture an amount of money equal to the aggregate amount due with respect to the August 1, 1995 interest payment under the terms of the Notes.

3.2  Conditions to the Obligations of the Company.

     The obligations of the Company to sell the Securities to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions:

     3.2.1.    Sale of Securities

     The Purchasers shall have delivered payment to the Company, in respect of the several purchases of the Securities, in an aggregate amount of $1,324,131.53.

     3.2.2.    Purchasers' Representations and Warranties.

     Each Purchaser's payment of the purchase price for the Securities purchased by him or it at the Closing shall constitute a certification by that Purchaser that all of his or its representations and warranties made herein and in the other Documents shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Documents, as if made at and as of such date.

     3.2.3.    No Material Judgment or Order.

     There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of the Company, would prohibit the sale or issuance of the Securities hereunder or subject the Company to any material penalty if the Securities were to be issued and sold hereunder.

     3.2.4.    The Sale by the Company Permitted by Applicable Laws.

     The sale by the Company and your payment for the Securities to be purchased by you (a) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (b) shall not subject the Company to any penalty under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which the Company is subject.

     3.2.5.    Consents and Permits.

     Each Purchaser shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (Federal, state, local and foreign), contemplated by this Agreement and the other Documents, including the purchase of the Securities by such Purchaser, and pursuant to all other agreements, orders and decrees to which such Purchaser is a party or to which such Purchaser is subject, in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Documents.


SECTION 4.     REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to each of you as follows:

4.1  Organization, Standing and Qualification.

     4.1.1     Organization;  Standing.

     The Company and Cinemark de Mexico are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; have all requisite corporate power and authority to own or lease, and operate their respective properties and assets, and to carry on their respective businesses as now conducted and as proposed to be conducted; and are duly qualified or licensed to do business and are in good standing as foreign corporations in all jurisdictions in which such companies own or lease property or in which the conduct of their respective businesses requires them so to qualify or be licensed, except where the failure so to qualify would not, singly or in the aggregate, have a Material Adverse Effect.

     4.1.2     Authority.

     The Company and Cinemark de Mexico have all requisite corporate power and authority to enter into and perform all of their respective obligations under this Agreement and the other Documents to which each is a party, to issue, sell and deliver the Securities to be issued by it, and to carry out the transactions contemplated by this Agreement or any other Document.

4.2  Capitalization.

     The total authorized Capital Stock of the Company on the Closing Date will consist of 100,000,000 shares of Common Stock, 1,382,982 shares of which will be issued and outstanding. On the Closing Date, each share of the Company's Capital Stock that is issued and outstanding will have been duly authorized and validly issued, and will be fully paid and nonassessable. There are no outstanding (i) securities convertible into or exchangeable for any Capital Stock of the Company, (ii) except as disclosed in Schedule 4.2 attached hereto, options, warrants or other rights to purchase or subscribe to Capital Stock of the Company, or securities convertible into or exchangeable for Capital Stock of the Company, (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any Capital Stock of the Company, any such convertible or exchangeable securities or any such options, warrants or rights or (iv) any voting trust, agreement, contract, commitment, understanding or arrangement with respect to the voting of any Capital Stock of the Company, except (a) preemptive rights contained in the Articles of Incorporation of the Company and (b) the Shareholders Agreement dated as of July 30, 1993 among the Company, Cinemark II, Inc. and New Wave Investments A.V.V.

4.3  Authorization of Agreement and Other Documents.

     The Company and Cinemark de Mexico have taken all corporate actions necessary to authorize each to enter into and perform their respective obligations under each of this Agreement and the other Documents to which each is a party and to consummate the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities).
This Agreement is, and, as of the Closing Date (assuming payment of the purchase price for the Securities by the Purchasers), each of the Documents to which the Company or Cinemark de Mexico is a party will be, a legal, valid and binding obligation of the Company and Cinemark de Mexico, respectively, enforceable against the Company and, in accordance with its terms, except as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

4.4  No Violation

     4.4.1     Existing Violations.

     Neither the Company nor Cinemark de Mexico is (i) in violation of its respective Charter Documents or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or any other agreement or instrument to which any of them is a party other than such defaults that could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

There exists no condition that, with the passage of time or otherwise, would constitute a violation of such Charter Documents or a default under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness or other obligation other than such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

     4.4.2     Execution of Agreement.

     Neither the execution or delivery by the Company or Cinemark de Mexico of this Agreement or the other Documents to which any of them is a party, the issuance, sale or delivery of the Securities, the performance by the Company or Cinemark de Mexico of any of their obligations pursuant to this Agreement and the other Documents, nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any Person (other than consents already obtained) under, result in the imposition of any penalty, or result in the imposition of a lien on any properties of the Company or Cinemark de Mexico or an acceleration of indebtedness or other obligation pursuant to, (i) the Charter Documents of the Company or Cinemark de Mexico, (ii) any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or Cinemark de Mexico is a party or by which either of them is bound or to which any of the property or assets of the Company or Cinemark de Mexico is subject, or (iii) any Applicable Law, except in any case where such violation, default, breach or conflict, or the absence of such consent or the creation of such lien, would not, singly or in the aggregate, result in a Material Adverse Effect.

4.5  Use of Proceeds.

     The proceeds from the sale of the Securities shall be used by the Company to acquire, construct and operate indoor motion picture theatres in Mexico, and other businesses incidental thereto and to make Permitted Investments as such term is defined in the Indenture.

4.6  Financial Statements

     4.6.1     No Material Adverse Change

     Since June 30, 1995, there has been no material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company or Cinemark de Mexico from that set forth in the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 1995 (the "June 30, 1995 Quarterly Report"), other than the failure to make an interest payment due on August 1, 1995 as required by the Indenture.

     4.6.2     Liabilities

     On a consolidated basis, the Company and Cinemark de Mexico have no liability or obligation (absolute, accrued, contingent or otherwise), except
(i) liabilities reflected in the June 30, 1995 Quarterly Report, and (ii) other liabilities incurred in the ordinary course of business, consistent with past practices (and in any case not in excess of $250,000), since June 30, 1995.
The Company and Cinemark de Mexico have no material, long-term commitments other than the Notes or material unrealized losses or anticipated losses from any unfavorable commitments, except as reflected in the June 30, 1995 Quarterly Report.

     4.6.3     No Untrue Statement

     None of the June 30, 1995 Quarterly Report or any of the Documents contains as of its respective date and the date hereof any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

4.7  Litigation.

     4.7.1     No Material Proceedings.

     There is no Proceeding against or affecting the Company or Cinemark de Mexico or any of their properties or assets except for such Proceedings that, if finally determined adversely to the Company or Cinemark de Mexico, would not, singly or in the aggregate, have a Material Adverse Effect.

     4.7.2     No Material Judgments.

     Neither the Company nor Cinemark de Mexico is subject to any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal that would, singly or in the aggregate, have a Material Adverse Effect.

4.8  Taxes

     All material tax returns required to be filed by the Company or Cinemark de Mexico in any jurisdiction (including foreign jurisdictions) have been timely so filed, and all material taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from the Company or Cinemark de Mexico that are due and payable have been paid, other than those (i) being contested in good faith and for which an adequate reserve or accrual has been established or (ii) those currently payable without penalty or interest and for which an adequate reserve or accrual has been established or extensions duly filed. The Company and Cinemark de Mexico know of no actual or proposed additional tax assessments for any fiscal period against the Company or Cinemark de Mexico that would, singly or in the aggregate, have a Material Adverse Effect. Neither the Company's nor Cinemark de Mexico's income or franchise tax returns are under audit and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted by the Company or Cinemark de Mexico.

4.9  ERISA

     The execution and delivery of this Agreement, the other Documents and the sale of the Securities to be purchased by you will not, to the Company's knowledge, involve any "prohibited transaction." To the Company's knowledge, none of the Company, Cinemark de Mexico, or any of their ERISA Affiliates is a "party in interest" or a "disqualified person" except as to those employee benefit plans set forth on Schedule 2.3.3. To the Company's knowledge, no condition exists or event or transaction has occurred in connection with any "employee benefit plan" maintained or contributed to by the Company or Cinemark de Mexico or any ERISA Affiliate of the Company or Cinemark de Mexico any plan being herein referred to as the "Pension Plan") that could result in the Company or Cinemark de Mexico or any such ERISA Affiliate incurring any liability, fine or penalty which would, singly or in the aggregate, have a Material Adverse Effect. With respect to any Pension Plan that is subject to Title IV of ERISA, (a) the fair market value of the assets of such Pension Plan equals or exceeds (and will equal or exceed immediately subsequent to the consummation of the transactions contemplated hereby) the present value of the liabilities of such Pension Plan (as determined in accordance with the actuarial methods and assumptions set forth in the latest actuarial report for such Pension Plan), except (i) as set forth on Schedule
4.9 hereto, or (ii) where the failure so to equal or exceed would not, singly or in the aggregate, have a Material Adverse Effect and (b) there exists (and will exists immediately subsequent to the consummation of the transactions contemplated hereby) no accumulated funding deficiency.

4.10 Compliance with Laws.

     The Company and Cinemark de Mexico are not in violation of any Applicable Law, except such violations as may not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor Cinemark de Mexico has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of their respective properties or the conduct of their business as currently conducted, except such failures as could not, singly or in the aggregate, have a Material Adverse Effect.

4.11 Governmental Consents.

     No consent, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority or body is required in connection with or as a condition to the execution and delivery of this Agreement or any of the other Documents or the consummation of transactions contemplated hereby or thereby (including, without limitation, the offer, issuance, sale or delivery of the Securities at the Closing), except for such consents, approvals, authorizations, filings, registrations or qualifications as have been made or obtained on or before the Closing Date (and copies of which will be delivered to you upon your request) or are not required to be made or obtained prior to the Closing Date and except to the extent that the failure to obtain any such consents, approvals, authorizations or qualifications or to make any such filings or registrations could not, singly or in the aggregate, have a Material Adverse Effect.


4.12 Private 0ffering.

     4.12.1    Sale Exempt.

     Based in part on representations made by the Purchasers, and assuming the correctness of such representations, the sale of the Securities hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act.

     4.12.2    No General Solicitation.

     In the case of each offer or sale of the Securities, no form of general solicitation or general advertising was used by the Company or any of its officers, directors or employees including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by any general solicitation or general advertising. No offers were made by the Company or any of its officers, directors or employees other than to persons whom the offeror reasonably believed to be accredited investors or sophisticated purchasers as those terms have been construed under Section 4(2) of the Securities Act. The Purchasers are the sole purchasers of the Securities. No securities of the same class as any of the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that neither it nor anyone acting on its behalf, will, with the Company's knowledge, offer any Securities so as to bring the issuance and sale of any of the Securities within the provisions of Section 5 of the Securities Act nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with anyone if the sale of any of the Securities and any such securities could be integrated as a single offering for purposes of the Securities Act.

4.13 Brokers.

     The Company has not dealt with any broker, finder, commission agent or other Person in connection with the sale of the Securities and the transactions contemplated by this Agreement and the other Documents. The Company is under no obligation to pay any broker's fee or commission in connection with such transactions.

4.14 Patents, Trademarks, etc.

     The Company and Cinemark de Mexico own, or are licensed under, and have the right to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") necessary for the conduct of their respective businesses. The consummation of the transactions contemplated by this Agreement and the other Documents will not alter or impair any such rights, except to the extent that any such alterations or impairments would not, singly or in the aggregate, have a Material Adverse Effect. No claims have been asserted by any person to the use of any Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto and the use of such Intellectual Property by the Company or Cinemark de Mexico does not infringe on the rights of any person, except to the extent that any such claims or infringements would not, singly or in the aggregate, have a Material Adverse Effect.

4.15 Title to and Condition of Properties.

     The Company and Cinemark de Mexico (a) have good and marketable title to all the real or personal properties and other assets (tangible, intangible or mixed) each purports to own, free and clear of all liens, except for liens permitted under the Indenture and (b) enjoy peaceful and undisturbed possession under all leases to which each is a party as lessee. To the Company's knowledge, all leases and other agreements to which the Company or Cinemark de Mexico is a party are valid and binding and in full force and effect. To the Company's knowledge, no default has occurred or is continuing under such leases and other agreements, and no consent need be obtained (other than consents that will be obtained prior to the Closing Date), from any Person in respect of any such lease or agreement in connection with the transactions contemplated by this Agreement and the other Documents, except to the extent that any such defaults, or the failure to obtain any such consents, could not, singly or in the aggregate, have a Material Adverse Effect. The properties used or useful to the conduct of the business of the Company and Cinemark de Mexico are in good repair and working order, except to such extent as could not, singly or in the aggregate, have a Material Adverse Effect. The Company and Cinemark de Mexico maintain with reputable insurers such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated (which may include self-insurance in the same form as is customarily maintained by companies similarly situated).

4.16 Burdensome Agreements

     To the knowledge of the Company, no agreement or instrument to which the Company or Cinemark de Mexico is a party or by which either of them may be bound or to which any of their properties may be subject contains any unusual or burdensome provisions that would have a Material Adverse Effect on the Company or Cinemark de Mexico.

4.17 Cinemark II, Inc. Investment

     On December 30, 1994, Cinemark II, Inc. purchased 574,851 shares of common stock of the Company at a price of $8.6979 per share.

4.18 Survival of Indemnification and Contribution and Representations and Warranties.

     All of the representations and warranties of the Company in this Agreement and the other Documents and in any other document, financial statement or other instrument or certificate delivered to you by or on behalf of the Company in connection with this Agreement and the Documents and the transactions contemplated hereby and thereby shall be deemed to constitute representations and warranties hereunder and shall be true in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated hereby.

     All of the obligations to indemnify you and contribute to your losses contained in this Agreement and the other Documents and in any other document, financial statement or other instrument or certificate delivered to you by or on behalf of the Company in connection with this Agreement and the Documents and the transactions contemplated hereby and thereby and all of the representations and warranties of the Company shall survive the execution and delivery of this Agreement and the other Documents, any investigation by you and the issuance of the Securities.

SECTION 5.     MISCELLANEOUS

5.1  Notices.

     Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, next-day air courier, certified first-class mail return receipt requested, telex, or facsimile:

     (a) if to you, at your address set forth below your signature on the signature page hereto with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Don S. De Amicis, Esq.; and

     (b) if to the Company, at its address set forth on the first page of this Agreement with a copy to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201-4618, Attention: Terry Schpok, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     From and after the Closing, the foregoing notice provisions shall be superseded by the notice provisions of the Document under which notice is given.

5.2  Successors and Assigns

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and to the extent set forth in Sections 2.6 and 2.7 hereof, the Indemnified Parties and their respective heirs, personal representatives, successors and assigns and no other persons shall acquire or have any right under or by virtue of this Agreement.

5.3  Amendment and Waiver

     This Agreement and the other Documents may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by you and the Company.

5.4  Counterparts.

     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5.5  Headings.

     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.6  Governing Law

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.


5.7  Entire Agreement.

     This Agreement, together with the other Documents and the Securities are intended by the parties as a final expression of their agreement and intended to, be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Documents and the Securities, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

5.8  Severability

     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term,
provision, covenant or restriction.   It is hereby stipulated and declared to
be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Agreement and return such counterpart to the Company whereupon this Agreement will become binding between us in accordance with its terms.


                               Very truly yours,

                               CINEMARK MEXICO (USA), INC.



                               By:  /s/ Jeffrey J. Stedman
                                    -----------------------
                               Name:  Jeffrey J. Stedman
                               Title:    Vice President





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